UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Didier Pineau-Valencienne[1,3]

Director

Stephen K. West, Esq.[1,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp. (“HCC”), which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Luxembourg, Sion, Vienna, Zug, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The global economic recovery continued in 2010 with moderate growth in the developed market economies and vigorous growth in the emerging market economies. While the recovery in the developed market economies remained moderate, it was higher than market forecasts early in the year and occurred on the back of very accommodative fiscal economic policies, competitive currency devaluations and strong economic activity in the emerging market economies. On top of this positive macroeconomic backdrop, a new package of U.S. fiscal stimuli announced in the fourth quarter helped to raise the global economic perspective. For instance, the U.S. extension of the Bush tax cuts, a 13-month extension of emergency unemployment insurance benefits, and a 2% cut in employee payroll taxes, resulted in adding more than $400 billion to the budget deficit in each of the next two years. Furthermore, extremely loose monetary policies, with Central Banks’ key rates close to zero in the developed world, have fueled the recovery leading to a rebound in investments in risky assets in the second half of the year. Underlying inflation remained subdued in the developed countries largely due to output gaps and oil prices rising moderately. By contrast, China tightened its monetary policy in 2010, aiming to curb real estate prices and control inflation. But even with this more hawkish stance by the Bank of China, key rates in Asian countries remained low by historical standards, leading to a surge in prices (especially in housing and food), while moderating the strengthening of their currencies.

The Eurozone countries distinguished themselves from the U.S. with their commitment to fiscal consolidation, as dictated by the European Community. For instance, markets were ready to penalize any deviation from announced austerity programs or any further debt rating downgrade. In addition, actions by the European Central Bank (ECB) worked to reduce systemic risk within Europe. These actions included a rescue package in May 2010 and purchases of government bonds with a value of more than 73 billion euros, the USD equivalent of 97.7 billion dollars. While the ECB reduced the level of bond purchases in October, it resumed aggressive purchases in November and December. Additionally, China’s recent commitment to buy Spanish government debt, in addition to its purchases of Greek and Portuguese bonds, reflected its strategic and economic interests in the stabilization of the European economy and its currency.

Looking ahead to 2011, global economic growth forecasts have been revised upwards due to better-than-expected U.S. economic data, buoyant Asian exports and a continuation of positive trends in the Purchasing Managers’ Indices (PMIs) in various countries. In the U.S., the Federal Reserve Board has forecast gross domestic product (GDP) growth of more than 3% for 2011. In the Eurozone, while the above-trend growth in the German economy should contribute to a positive surprise for the region, austerity plans in the peripheral European countries

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

will result in a stagnation in their GDP growth. France and Italy are expected to muddle through between both extremes.

The risk of an increase in inflation, largely due to strong economic growth and higher commodity prices, will emerge as a key potential threat to emerging markets in 2011. From a geographical standpoint, these risks are more pronounced in India and Brazil, reflecting the greater importance of food prices in consumer spending. However, China’s monetary policy will be tightened further and could reduce inflation expectations.

From a market viewpoint, after an initial consolidation phase, most equity markets stabilized toward the middle of the year and have been trending up ever since. Despite the weakness in housing and employment in the U.S. and a debt crisis in the EU, equity indices were able to extend their gains, primarily due to positive earnings surprises, more vigorous corporate spending and a shift in retail investments from fixed income to equities.

Swiss Economy Review

Driven by robust domestic demand, strong exports and rising utilization of capacity, Swiss economic growth was back on track in 2010, outpacing other major developed economies. Swiss GDP growth is expected to close the output gap in 2010, rising above 2.5% and returning to pre-crisis levels. While experiencing a slightly weaker contribution from net exports, growth in GDP for the fourth quarter of 2010 should benefit from above average growth in the construction sector and a continuation of robust private consumption. The latter continues to benefit from sustained positive sentiment indicators and a solid employment situation, both of which are expected to continue into 2011. Low interest rates for corporate loans and mortgages also should create conditions that will stimulate final domestic demand. According to the Swiss National Bank (SNB) survey, banks maintained their lending standards for companies and households in the second half of 2010, while several banks reported that household demand for mortgages continued to increase.

From a business standpoint, Swiss industrial data and confidence surveys remain at high levels consistent with further economic growth. The PMI and KOF Economic Barometer indicators highlight the resilience of most Swiss business sectors, with the watch industry and the chemical and machinery sectors being the strongest.

While fears of sovereign debt defaults in the Eurozone in 2010 led to a strengthening of the Swiss franc, there was no detrimental impact on corporate earnings. In order to prevent any further appreciation of the Swiss franc, the SNB engaged in direct intervention resulting in a surge in its balance sheet from 207 billion Swiss francs to approximately 280 billion Swiss francs since the beginning of 2010. This caused considerable exchange rate losses on foreign currency investments. However, the diversified export structure of Swiss companies allowed these companies to adapt their businesses to benefit from the growth in

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

emerging market economies outside of the Eurozone. Moreover, very sound fiscal policy with continuing expansion of broad money aggregates have helped the Swiss economy to outpace Eurozone economic growth in the last five years and to reduce the threat of deflation.

Sector Review

Food

In 2010, companies in the food sector experienced 2% to 3% inflation in their costs. With the appreciation of the cost of wheat, sugar, coffee and milk, the profitability of companies in the consumer staple industry was severely impacted. While global players took advantage of divergences in price elasticity in different brands, companies such as Lindt were predominantly exposed to the supply and demand imbalance in cocoa.

Emerging markets should remain a key topic in 2011, with Nestlé best positioned to gain market share from competition, such as Kraft, in the emerging market countries. In the developed countries, Nestlé is weaker compared to companies such as Lindt, which has expanded its activity in the Anglo-American markets in the past twenty years. Lindt has consolidated its premium products in its core markets including Switzerland, Germany, France, Italy and Austria. The company should continue to deliver an above-sector growth rate but valuation levels may limit appreciation in the company’s stock price. The small and mid-cap food companies in Switzerland benefited from a re-rating of their stocks and the firms operating in the domestic market enjoyed a clement economic climate, with consumers willing to increase their spending.

Industrials and Energy

During most of 2010, the Fund had a large exposure to the industrial segment of the market, mainly through investments in mid and small size companies. We continue to believe that the second tier market of the industrial, food and service businesses in Switzerland is a fertile ground for investments. These companies have been internationally oriented for some time due to the small size of their domestic market and are used to dealing with currency volatility and international competition. Over the years they climbed the value-added ladder and are now, in the majority of instances, market leaders in their industries, often in a niche with higher profitability and significant barriers to entry.

The improvement of end markets, such as the automotive and the oil and gas industries, also helped to create a favorable climate for Swiss industrial companies.

The mid-sized companies in the service industry, such as the freight forwarder, Kuehne and Nagel, and the inspection, analysis and industrial testing company, Societe Generale de Surveillance, significantly outperformed the SPI, following the rebound of the global trading activities and the strengthening of their competitive positioning in the sector.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Large companies in the industrial space did not do as well. ABB performed in line with the broader market and Holcim’s share price return was negative.

Overall, the industrials goods and service sector of the SPI had a return of 16.7% for the year as measured in Swiss francs.

The energy sector had a negative performance of -24%, as measured in Swiss francs, primarily due to the performance of Transocean, which declined by 35%. Timing was a big factor, as the stock was listed in Switzerland and integrated into the major indexes a few weeks before the accident on the Macondo well in the Gulf of Mexico.

The Fund, however, profited from its investment in Transocean because it made its investment after the Gulf of Mexico accident based on Transocean’s attractive valuation and on the strong fundamentals of the industry. Weatherford International was another company added to the Swiss energy sector during 2010. The company, similar to Transocean, was previously incorporated in the United States.

Healthcare and Chemicals

It was not surprising that pharmaceutical stocks ended the year with a marginally positive return of 0.4% for the MSCI World Pharmaceutical Index. Indeed, the sector continued to suffer from a challenging environment in the context of austerity plans and lower public budgets. These challenges coincided with a number of clinical and regulatory setbacks in the pharmaceutical industry, which weighed heavily on the sector. In December, the U.S. Food and Drug Administration (FDA) notified Roche that it proposed to withdraw its approval of the multi-billion dollar drug Avastin, for the treatment of metastatic breast cancer. Until the conclusion of the FDA’s hearings, the drug will remain approved in the U.S. Although this decision was anticipated and does not invalidate the approval of Avastin in other therapeutic indications, it further emphasizes the inability of the firm to further expand the drug in new indications. Roche also put on hold the promising diabetes drug, Taspoglutide, due to the results of a cardiovascular toxicity study. No update was given as of the year-end. These disappointments brought into question Roche’s ability to rejuvenate its product pipeline. However, by the end of 2013, the company may submit up to ten new drugs with promising mechanisms of action in the area of oncology (T-DM1) and, potentially, in new franchises such as schizophrenia and multiple sclerosis. Depending on the progress made in its pipeline, Roche may regain the confidence of investors and secure its long-term growth. In November, the company announced the details of its restructuring program for a total amount of 2.4 billion Swiss francs. The stock ended the year with a negative return of -19.5%.

Despite the progress made by Novartis on different fronts, its stock ended the year with a marginal positive return of 3.4%. On the corporate side, the company concluded the acquisition of Alcon, the global number one company in eye care, by purchasing the remaining 23% minority stake in the company, and announced

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the resumption of its five billion Swiss franc share buyback program in December. In 2011, investors will focus on the marketing launch of oral drugs for multiple sclerosis (Novartis’ Gilenya and competitor Sanofi Aventis’ Teriflunomide) and the ability of these drugs to capture a significant share of the 10 billion Swiss franc market. Particular interest will be given to the oncology franchise with new key assets in neuroendocrine tumors (Afinitor) and in chronic myeloid leukaemia (Tasigna), as well as the respiratory area with new approaches in chronic obstructive pulmonary disease (QAB149).

The Fund maintained an underweight position in the large pharmaceutical companies throughout 2010, consistent with Management’s cautious view on the sector. A stock picking approach was favored by selecting companies in the mid-cap segment, such as Galenica, and, selectively, in the biotechnology segment.

Interest in pharmaceutical stocks continued to be very low, as reflected by the outflow of money from specialized funds despite the historically low valuation of the healthcare sector (ten times expected 2011 earnings). About $2.6 billion has been withdrawn from healthcare and biotechnology funds since the beginning of 2010 and an additional $2 billion was withdrawn the year before. Deterioration in market conditions could trigger a rotation out of cyclicals into defensive sectors with a technical rebound of pharmaceutical stocks. Management does not believe, however, that a structural rotation is likely as the fundamentals of the industry will limit its upside potential. Going forward, the loss of patent protection, the introduction of bio-similar drugs that represent a market opportunity of more than $60 billion, the progress of healthcare reform and the potential of the emerging markets will remain central themes. Productivity in research and development and innovative partnerships will be essential to maintain a competitive advantage. There will also be a need for large firms to intensify their collaborations as exhibited by the decision of Pfizer and GlaxoSmithKline to pool their HIV products and create ViiV Healthcare.

Speciality chemical companies in the Swiss market were negatively affected by raw material price increases and the strength of the Swiss franc. Givaudan, the global leader in flavors and fragrances, receives 99% of its revenue outside of Switzerland and faced 6% to 8% sales headwinds from changes in currency rates. Its business should continue to exceed the 4% to 5% growth in the market despite lower restocking activity. Agribusiness companies, such as Syngenta, performed well with the help of price appreciation in agricultural commodities. The -7% pricing pressure observed in crop protection in 2010 was temporary and is expected to normalize in 2011 with selective price appreciation in the single digit range, particularly in the U.S. and France. The performance of the seed business was mainly driven by North American activities and a strong product portfolio.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Financials

2010 was a challenging year for European financials with no evidence of a clear trend. The Eurozone sovereign debt crisis, coupled with tightening industry regulation, led investors to a de-rating of the industry with negative implications for banks and insurance companies. Consequently, financial stocks are trading at a substantial discount to their 2011 estimated book values, similar to the levels that prevailed during the financial crisis in 2008 and 2009.

From a regulatory standpoint, Basel III rules will be implemented starting in 2013 with fulfillment of the requirements by the end of 2018 at the latest. Banks are already addressing the requirements by making lower payouts and reducing risk-weighted assets. These actions will affect their top-line growth. From a Swiss perspective, the commission of experts (too-big-to-fail) proposed more stringent recommendations that will have some impact on the two major banks in Switzerland, UBS and Credit Suisse, as these banks will have to hold at least 10% of the common Tier 1 capital ratio instead of the 7% minimum requirement. The Basel III total capital ratio (common equity and contingent convertible capital) will be at least 19% instead of the 10.5% requirement of Basel II. UBS is expected to meet the common Tier 1 criteria in 2012, delaying its dividend payment, while Credit Suisse anticipates fulfilling the criteria one or two years later, as it will pay out dividends going forward. As a result, banks’ return on equity is likely to be reduced to the low double-digits, but should remain above the European banking sector average. Special taxes on the banking industry, as well as a new EU stress test, will further weigh on the sector. Furthermore, the new double-taxation agreement between Switzerland and Germany, which was signed in October, does not differentiate between tax evasion and tax fraud. This agreement enables a normalization of legacy assets through a unique levy of approximately 25%, generating tax-revenue of more than 40 billion Swiss francs for Germany. Additionally, this involves a final withholding tax on capital income that is collected by Swiss banks and paid to Germany. The direct consequence of this agreement will be extended administrative assistance in the future between the two countries with the advantage of enhancing growth prospects through improved market access in Germany. A similar development could be expected with other countries similar to the treaty between Switzerland and the UK, which was signed in October 2010.

In this market environment, the Swiss banking sector underperformed the SPI in 2010 by more than 11 percentage points as Eurozone sovereign debt concerns intensified. Investment banking divisions faced many headwinds in the second half of 2010, while wealth management units were impacted by subdued client activity, which was confined to very low-margin products.

The weak debt and fiscal deficit situation in peripheral European countries should continue to weigh periodically on the sector in

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

2011, with Portugal likely to request a rescue package from the International Monetary Fund and the EU in the foreseeable future. However, the low prevailing sector valuation could lead to a technical rebound in 2011. For this reason, the Fund slightly reduced its underweight in banks and insurance companies at the end of December. Modestly higher interest rates within a context of a steepening yield curve will be key catalysts for improving margins. Finally, Swiss financials remain better capitalized than their European counterparts, driving potentially further asset inflows.

Consumer Goods

Demand for luxury goods in the emerging markets continued to progress rapidly to the benefit of Swatch Group and Richemont. After years of investment in countries such as China, the products in the portfolios of the two Swiss companies are enjoying strong brand recognition.

Sales growth and margin expansion were impressive during 2010 following a sharp rebound in the second half of 2010. With an increase of 55% for the year, the personal goods sector turned in the best performance of all industry groups in the SPI.

Real Estate

Real estate companies’ stock prices were quite strong during 2010. With low financing rates and sustained commercial and retail activity pushing rents up, PSP and Swiss Prime Site, for example, saw rapid income growth. In addition, real estate valuations benefited from a significant economic recovery without inflation and from foreign capital inflows into the country.

Private Equity Limited Partnerships and Other Illiquid Investments

In the fourth quarter, a new illiquid direct private investment was made in Spineart, a non-listed company with an international presence in Europe and the United States. Spineart designs and commercializes a full range of spine products, including fusion and motion preservation devices. Portfolio companies have progressed as planned and Fund management anticipates an exit in some of the illiquid direct investments in early 2011. Indeed, market conditions have improved over the past twelve months with an increased appetite for risk from investors. Although the number of public listings and the amount of capital raised has not reached a historical level, several private companies made initial public offerings in 2010 despite the uncertain market conditions. In the buyout segment of the private equity market, deal activity was generally low in 2010, but transactions benefited from attractive financing terms in a low interest rate environment. An increase in the number and quality of deals was observed in the last quarter. The Fund’s total draw-downs in its two limited partnership investments, Aravis II and Zurmont Madison, represented 1.89% of the Fund’s net assets as of December 31, 2010. With the new investment, the Fund’s percentage of net assets invested in illiquid direct private

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

investments amounted to 2.88%. The Fund did not invest in any new private equity limited partnerships in the fourth quarter.

Outlook

As economic activity improves in the U.S., stabilizes in Europe and slows from a high growth levels in the emerging markets, one can expect international investors to rebalance their portfolios. This incremental change in the composition of global economic growth should benefit the credit markets in the developed market economies. Industrial activity in those economies was already strong due to a high volume of exports to the emerging markets. As a result, earnings surprises might come more from the financial sector than from the rest of the market. In addition, the developed markets could benefit from a reverse of the capital inflows into the emerging markets that took place for most of 2009 and 2010. While returns on investments should improve in some developed markets with real interest rates still very low, developing countries, as mentioned above, will have to cope with higher inflation and the need to engineer a soft landing for their economies. The tools they are expected to use, including a mix of interest rate increases, administrative measures to curb lending and more capital controls, cannot be ignored. Investors might adopt a wait-and-see attitude until more evidence shows that inflation and increases in real estate prices are under control.

The Swiss market, at least in the first half of the year, should experience some sector rotation. After two years of strong underperformance, the insurance and banking sectors should see some investor interest. On the other hand, the luxury goods sector might go through a consolidation phase as positive growth rates start to diminish.

Swiss Market Performance Review

During the fourth quarter, the banking, basic resources, utilities and healthcare sectors were the most negatively affected sectors of the global indices, confirming an increase in positive investor sentiment toward cyclicality in the year end. The index of the small and mid-cap value stocks (SMIM) outperformed the SPI by 500 basis points, which ended the year with a positive return of 2.9%. Despite an increase in volatility toward the end of the year, the mid-cap companies in the industrial segment, such as Geberit, Kuehne Nagel, Sulzer and Sika, drove the performance of the Swiss indexes. The negative performance of the banks in the fourth quarter (-6.7% in the SPI) was unequal, but largely led by UBS and Credit Suisse. In contrast, smaller banks and asset managers enjoyed a strong rebound, particularly in December.

Fund’s Performance Review

The Fund clearly outperformed the Swiss market as measured by the SPI. In local currency, for the year 2010 the Fund had a positive performance of 7.6% compared to 2.9% for the SPI, while also maintaining lower volatility. Appreciation of almost 10% for the Swiss franc against the U.S. dollar, and a 1.4% reduction in the discount of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Fund’s market value to its net asset value per share for the year, brought the total return for SWZ share to 20.8%, comparing favorably to the 15.1% total return of the Standard & Poor’s 500 Index.

The main contributors to the outperformance of the Fund were its underweight position in financials and its overweight position in industrials and the luxury goods sector. Energy investments also made a positive contribution.

The Fund has maintained an average distribution yield of greater than 6% since 1997, even though its 2010 distribution was below that level. Cash return to shareholders has amounted to $14.9 million in the form of distributions, while $24.5 million has been used to repurchase 7.1% of the Fund’s outstanding shares resulting in an accretion in net asset value of $3,818,108 due to the share buy back program.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

Indices Performance Comparison
Year to Date December 31, 2009 through December 31, 2010
Performance in Swiss Francs

Swiss Performance Index (SPI)	2.92%

Swiss Helvetia Fund

Based on Net Asset Value	7.64%

Change in U.S. Dollar vs. Swiss Franc	-9.83%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	19.38%

Based on Market Price	20.79%

S & P 500 Index	15.06%

MSCI EAFE Index	8.21%

Lipper European Fund Index (10 Largest)	5.52%

Lipper European Fund Universe Average	7.64%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return as of year ended December 31														Cumulative Performance 12/31/96- 12/31/10
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	7.64%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	116.23%

Swiss Performance Index (SPI)	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	130.51%

Swiss Market Index (SMI)	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	63.24%

iShares Switzerland[2]	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	89.12%

CS EF (CH) Swiss Blue Chips[3,7]	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	77.59%

UBS (CH) Equity Fund[4,7]	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	84.48%

Pictet (CH) — Swiss Equities[5,7]	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	100.46%

Saraswiss (Bank Sarasin)[6,7]	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	68.78%

Sources: Bloomberg, management companies’ websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93.

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.
Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2010. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms Will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 67	Director (1995); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2009)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich since 2003, Vice Chairman of Board since 2009; Dexia Public Finance (Suisse) Geneva since 2006; Racemark Industries SA (Suisse) Couvet since 2006; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008	5,086 $50,001-$100,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 69	Director (2005); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2009)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001-$100,000
R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 64	Director (2007); Member (2007) and Chairperson (2009) of the Audit Committee; Member of the Governance/ Nominating Committee (2007) and the Pricing Committee (2008)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director of certain funds in the American Funds fund complex (46 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,130 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Didier Pineau-Valencienne c/o SAGARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris, France Age: 79	Director (1999); Member (2002) and Chairman (2007) of the Governance/ Nominating Committee; Member of the Audit Committee (1999) and the Pricing Committee (2008)	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from 1999 to 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited from 2002 to 2008; Partner of SAGARD Private Equity Partners (France)	Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard from 2003 to 2009; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)	3,070 $10,001-$50,000
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 75	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008)	Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	4,867 $50,001-$100,000
Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 69	Director (2008); Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) since 2004; Member of the European Advisory Board of Booz Allen Hamilton since 2003; and Member of the Global Advisory Board of Millennium Associates, Zug/CH since 2007; Director of Leo Capital Growth SPC (Cayman Islands) since 2007	None	1,000 $10,001-$50,000
Richard Brealey Haydens Cottage The Pound Cookham Berks SL69 QE England Age: 75	Director (1987 to 1996 and since 2009); Member of the Governance/ Nominating Committee (2009) and the Pricing Committee (2009)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,018 over $200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class III Non-Interested Directors (Terms Will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 80	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County; Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee from 1995 to 2010	10,000 $100,001-$200,000
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 82	Director (1995); Chairman of the Pricing Committee (2008); Member of the Audit Committee (1996 to 2004 and since 2006) and the Governance/ Nominating Committee (2002)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (44 portfolios); INVESCO (formerly, AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,771 over $200,000
David R. Bock 6003 Overlea Road Bethesda, Maryland 20816 Age: 66	Director (2010); Member of the Governance/ Nominating Committee (2010) and Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008; Director of I-trax, Inc. from 2000 to 2004	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class I Interested Director (Term Will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2,3] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 81	Director (1987 to 1994; 1998 to present); and President (2009)	Vice Chairman of the Board, Director, Chief Executive Officer, President, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001-$50,000

Class III Interested Director (Term Will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul Hottinguer[2,3] Hungerstrasse H2 8832 Wilen b. Wollerau Switzerland Age: 68	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2010.

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rudolf Millisits[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 53	Chief Executive Officer (2009); Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,740 $100,001-$200,000
Philippe R. Comby, CFA, FRM[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 44	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008	N/A	3,778 $50,001-$100,000
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 67	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of OMF II Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	N/A	3,461 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited) (concluded)

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 46	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008; Attorney, Citigroup Global Transaction Services from 2001 to 2005	N/A	None
[1]

All Directors and executive officers as a group (16 persons) owned 300,422 shares which constitutes approximately 1.0% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.
[3]

HCC owns 207,211 shares of the Fund. Messrs. Hottinguer, de Takacsy, Millisits and Comby, constituting a majority of the directors of HCC, may be deemed to have voting and investment power over such shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2010 involved changes in the following positions:

New Investments by the Fund

Allreal Holding AG

Bank Sarasin & Cie AG

Burckhardt Compression Holding AG

Clariant, AG

Compagnie Financiere Richemont SA, Series A

Eyesense AG, Series C Preferred Shares

Flughafen Zurich AG

Forbo Holding AG

Gategroup Holding AG

Georg Fischer AG

Givaudan SA

Huber & Suhner AG

Kaba Holdings AG, Series B

Kudelski SA

Meyer Burger Technology AG

Panalpina Welttransport Holding AG

Phoenix Mecano AG

Rieter Holding AG

Schweiter Technologies AG

Sonova Holding AG

Spineart SA

Sulzer AG

Swissquote Group Holding SA

Synosia Therapeutics Holding AG, Series A Preferred

Shares

Synosia Therapeutics Holding AG, Series C Preferred

Shares

Transocean Ltd.

Weatherford International LTD.

Zehnder Group AG

Additions to Existing Investments

Aravis Biotech II — Limited Partnership

Belimo Holding AG

Credit Suisse Group

Kuehne + Nagel International AG

Novartis AG

Swiss Prime Site AG

UBS AG

Zurich Financial Services AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of / Expired

Actelion, Ltd.

Adecco SA

Alpiq Holding, Ltd.

Bank Sarasin & Cie AG

Credit Suisse Group - Call Warrant Expiring 03/19/10

Electrizitaets- Gesellschaft Laufenburg AG

Holcim, Ltd.

Julius Baer Holding AG - Call Warrant Expiring 06/18/10

Kudelski SA

Novartis AG - Call Warrant Expiring 03/19/10

OC Oerlikon Corp. AG

Raetia Energie AG

Rieter Holding AG

Romande Energie Holding SA

SLI Swiss Leader Index - Call Warrant Expiring 03/19/10

SMIM - Put Warrant Expiring 02/19/10

Swiss Re

Swiss Re - Call Warrant Expiring 03/19/10

UBS AG - Call Warrant Expiring 03/19/10

UBS AG - Call Warrant Expiring 06/18/10

Reductions in Existing Investments

ABB, LTD

Addex Pharmaceuticals, Ltd.

Dufry Group

Galenica AG

Mobimo Holding AG

Nestle SA

PSP Swiss Property AG

Roche Holding AG

SGS SA

Sika AG

Swatch Group AG

Syngenta AG

Temenos Group AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 96.49%

Banks — 5.72%

289,000	Credit Suisse Group[1] Registered Shares	$11,679,680	2.50%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $13,714,621)

915,000	UBS AG1,[2] Registered Shares	15,068,394	3.22%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $11,802,273)

		26,748,074	5.72%

Biotechnology — 1.26%

352,155	Addex Pharmaceuticals, Ltd.[2],[3] Registered Shares	3,706,298	0.79%

Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.

(Cost $17,167,028)

3,029	NovImmune SA2,4 Common Shares	2,203,264	0.47%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,909,562	1.26%

No. of Shares	Security	Fair Value	Percent of Net Assets

Chemicals — 2.68%

233,500	Clariant AG2 Registered Shares	$4,744,652	1.02%
	Develops, produces, markets and sells specialty chemical products. (Cost $4,426,661)

1,500	Givaudan SA Registered Shares	1,623,753	0.35%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

20,900	Syngenta AG Registered Shares	6,132,550	1.31%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $5,975,504)

		12,500,955	2.68%

Commercial Services — 2.76%

16,000	Panalpina Welttransport Holding AG2 Registered Shares	2,068,448	0.44%
	Offers freight shipping and supply chain management services. Transports freight by air and ship, and offers warehousing and distribution services. (Cost $2,103,725)

3,200	SGS SA Registered Shares	5,386,546	1.15%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $4,144,258)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)
Commercial Services — (continued)

95,000	Swissquote Group Holding SA Registered Shares	$5,462,933	1.17%
	Operates an online trading system which offers customer real-time securities quotes on the Swiss Stock Exchange. (Cost $4,782,639)

		12,917,927	2.76%
Construction & Materials — 3.14%

2,850	Belimo Holding AG Registered Shares	5,167,364	1.11%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,786,562)

4,200	Forbo Holding AG Registered Shares	2,658,513	0.57%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $2,088,862)

3,100	Sika AG Bearer Shares	6,821,264	1.46%
	Leading producer of construction chemicals. (Cost $5,182,356)

		14,647,141	3.14%
Diversified Manufacturing Operation — 8.13%

27,400	Burckhardt Compression Holding AG Bearer Shares	7,613,561	1.63%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $5,237,009)

No. of Shares	Security	Fair Value	Percent of Net Assets

Diversified Manufacturing Operation — (continued)

4,800	Georg Fischer AG2 Registered Shares	$2,716,447	0.58%
	Produces automobile parts, piping systems, plastic processing equipment, and tool and mold making machinery. (Cost $2,254,070)

94,000	Huber & Suhner AG Registered Shares	6,534,921	1.40%
	Manufactures telecommunications products and polymer systems. Produces antenna systems, lightning protection, fiber optic cables and connectors, and hybrid cables. (Cost $4,954,532)

8,100	Kaba Holding AG, Series B Registered Shares	3,484,712	0.75%

Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.

(Cost $3,048,081)

7,800	Phoenix Mecano AG Bearer Shares	5,523,012	1.18%
	Produces and sells enclosures, electromechanical components and mechanical components. (Cost $4,312,059)

79,300	Sulzer AG1 Registered Shares	12,123,431	2.59%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $8,862,862)

		37,996,084	8.13%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)
Food & Beverages — 18.49%

135	Lindt & Sprungli AG Registered Shares	$4,359,511	0.93%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,397,100	Nestle SA1 Registered Shares	82,063,324	17.56%
	Largest food and beverage processing company in the world. (Cost $25,670,947)

		86,422,835	18.49%
Industrial Goods & Services — 8.72%

243,000	ABB, Ltd. Registered Shares	5,430,415	1.16%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $5,235,995)

137,500	Gategroup Holding AG2 Bearer Shares	7,545,462	1.62%

Provides a wide range of global services for airlines, railroads, and hotels. Specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move.

(Cost $5,309,271)

6,440	Inficon Holding AG Registered Shares	1,240,189	0.27%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,617)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

54,744	Kuehne + Nagel International AG Registered Shares	$7,635,147	1.63%
	Transports freight worldwide. (Cost $4,438,559)

197,000	Meyer Burger Technology AG2 Bearer Shares	6,160,873	1.32%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment. (Cost $5,248,741)

11,464	Schweiter Technologies AG Bearer Shares	9,224,332	1.97%

Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.

(Cost $6,388,067)

1,437	Zehnder Group AG Bearer Shares	3,499,614	0.75%
	Produces bathroom radiators, electric and aluminium radiators, as well as steel radiators. (Cost $2,978,572)

		40,736,032	8.72%
Insurance — 2.77%

49,800	Zurich Financial Services AG1 Registered Shares	12,940,200	2.77%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $11,184,378)

		12,940,200	2.77%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — 2.01%

168,000	Kuros Biosurgery AG2,4 Common Shares	$2,919,858	0.63%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

29,300	Sonova Holding AG Registered Shares	3,794,132	0.81%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $3,592,068)

3,731	Spineart SA2,4 Common Shares	2,681,869	0.57%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,329)

		9,395,859	2.01%

Oil & Gas — 4.48%

186,250	Transocean Ltd.[1,2] Bearer Shares	12,798,318	2.74%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $10,816,119)

No. of Shares	Security	Fair Value	Percent of Net Assets

Oil & Gas — (continued)

357,200	Weatherford International Ltd.[2] Bearer Shares	$8,143,440	1.74%

Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.

(Cost $7,353,867)

		20,941,758	4.48%

Personal & Household Goods — 2.75%

28,700	Swatch Group AG1 Bearer Shares	12,833,559	2.75%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,417,581)

		12,833,559	2.75%

Pharmaceuticals — 20.32%

1,114,700	Novartis AG1 Registered Shares	65,714,800	14.06%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,771,769)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — (continued)

199,000	Roche Holding AG1 Non-voting equity securities	$29,249,007	6.26%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermitology, oncology and other areas.

(Cost $3,623,389)

		94,963,807	20.32%

Real Estate & Infrastructure — 4.58%

14,700	Allreal Holding AG Registered Shares	2,147,988	0.46%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

10,600	Flughafen Zuerich AG Registered Shares	4,344,169	0.93%
	Constructs, leases, and maintains airport structures and equipment. (Cost $3,578,925)

24,400	Mobimo Holding AG Registered Shares	5,227,636	1.12%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $3,525,673)

No. of Shares	Security	Fair Value	Percent of Net Assets

Real Estate & Infrastructure — (continued)

78,000	PSP Swiss Property AG Registered Shares	$6,276,151	1.34%
	Owns and manages real estate, including a portfolio of office buildings in the financial and historic sections of the five largest Swiss cities. (Cost $4,351,938)

45,500	Swiss Prime Site AG Registered Shares	3,404,812	0.73%
	Owns business and mixed-use business/residential buildings in commercial centers in Switzerland. (Cost $2,743,908)

		21,400,756	4.58%

Retailers — 7.34%

262,000	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	15,459,715	3.31%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $10,097,278)

56,000	Dufry Group[2] Registered Shares	7,557,987	1.62%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $3,601,929)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — (continued)

18,600	Galenica AG Registered Shares	$11,274,541	2.41%
	Operates pharmacies, manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $7,595,576)

		34,292,243	7.34%

Technology — 1.34%

149,500	Temenos Group AG2 Registered Shares	6,239,191	1.34%
	Provides integrated software for the banking sector. (Cost $3,482,574)

		6,239,191	1.34%

	Total Common Stocks
	(Cost $285,012,956)	450,885,983	96.49%

Preferred Stocks — 1.21%

Biotechnology — 1.08%

3,162	NovImmune SA, Series B2,4 Preferred Shares	2,300,007	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

11,719	Synosia Therapeutics Holding AG, Series A2,4 Preferred Shares	$188,779	0.04%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $171,778)

133,200	Synosia Therapeutics Holding AG, Series B2,4 Preferred Shares	2,145,690	0.46%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)

25,788	Synosia Therapeutics Holding AG, Series C2,4 Preferred Shares	415,413	0.09%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $206,225)

		5,049,889	1.08%

Medical Technology — 0.13%

83,611	EyeSense AG, Series C2,4 Preferred Shares	600,796	0.13%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $537,326)

		600,796	0.13%

	Total Preferred Stocks
	(Cost $4,718,181)	5,650,685	1.21%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets

Convertible Corporate Bond — 1.75%

Industrial Goods & Services — 1.75%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12
	(Cost $6,387,196)	$8,185,146	1.75%

	Total Convertible Corporate Bond
	(Cost $6,387,196)	8,185,146	1.75%

Private Equity Limited Partnerships — 1.89%

	Aravis Biotech Il - Limited Partnership[2,4]
	(Cost $1,759,036)	1,786,324	0.38%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

	Zurmont Madison Private Equity, Limited Partnership[2,4]
	(Cost $8,480,050)	$7,059,191	1.51%

	Total Private Equity Limited Partnerships
	(Cost $10,239,086)	8,845,515	1.89%

	Total Investments*
	(Cost $306,357,419)	473,567,329	101.34%

	Other Liabilities less Other Assets, net	(6,258,209)	-1.34%

	Net Assets	$467,309,120	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/09	Value as of 12/31/09	Gross Additions	Gross Reductions	Income	Shares Held as of 12/31/10	Value as of 12/31/10
Addex Pharmaceuticals Ltd.	488,370	$6,519,474	$—	$(1,245,879)	$—	352,155	$3,706,298

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2010

[4]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the aggregate value of these securities amounted to $22,301,191 or 4.77% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – December 8, 2010	$1,759,036
Kuros Biosurgery Holding AG	August 10, 2009 – August 28, 2009	2,516,639
EyeSense AG – Preferred Shares C	July 22, 2010	537,326
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Spineart SA	December 22, 2010	2,623,329
Synosia Therapeutics Holdings AG, Series A, Preferred Shares	December 13, 2010	171,778
Synosia Therapeutics Holdings AG, Series B, Preferred Shares	October 17, 2008 – February 23, 2009	1,740,545
Synosia Therapeutics Holdings AG, Series C, Preferred Shares	August 30, 2010	206,225
Zurmont Madison Private Equity, LP	September 13, 2007 – September 9, 2010	8,480,050

		$21,648,344

*	Cost for Federal income tax purposes is $310,441,034 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$180,078,102
Gross Unrealized Depreciation	(16,951,807)

Net Unrealized Appreciation (Depreciation)	$163,126,295

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	20.3%
Food & Beverages	18.5%
Industrial Goods & Services	8.7%
Diversified Manufacturing Operation	8.1%
Retailers	7.3%
Banks	5.7%
Real Estate & Infrastructure	4.6%
Oil & Gas	4.5%
Construction & Materials	3.1%
Insurance	2.8%
Commercial Services	2.8%
Personal & Household Goods	2.8%
Chemicals	2.7%
Medical Technology	2.0%
Technology	1.3%
Biotechnology	1.3%
Private Equity Limited Partnerships	1.9%
Convertible Corporate Bond	1.7%
Preferred Stocks	1.2%
Other Assets and Liabilities	-1.3%

100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2010

Assets:
Unaffiliated investments, at value (cost $289,190,391)		$469,861,031
Affiliated investments, at value (cost $17,167,028)		3,706,298

Total investments, at value (cost $306,357,419)		473,567,329

Cash		686,079
Foreign currency (cost $6,786,928)*		6,940,230
Interest and dividends receivable		265,758
Tax reclaims receivable		2,191,952
Receivable for securities sold		439,053
Prepaid expenses		28,825

Total assets		484,119,226

Liabilities:
Payable for securities purchased		1,398,714
Income distributions payable		6,887,686
Capital gains distributions payable		8,010,348
Advisory fees payable (Note 2)		288,269
Other fees payable		225,089

Total liabilities		16,810,106

Net assets		$467,309,120

Composition of Net Assets:
Paid-in capital		$282,290,056
Distributable earnings
Accumulated net investment income (loss)	(3,060,113)
Accumulated net realized gain from investment, foreign currency transactions and written options	20,400,384
Net unrealized appreciation on investments and foreign currency	167,678,793

Total distributable earnings		185,019,064

Net assets		$467,309,120

Net Asset Value Per Share:
($467,309,120 ÷ 30,308,627 shares outstanding, $0.001 par value; 50 million shares authorized)		$15.42

*	Consists of 6,418,693 Swiss francs, 12,854 euros and 23,450 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2010

Investment Income:
Dividends (less foreign tax withheld of $1,427,571)	$8,083,480
Interest	404,860

Total income	8,488,340

Expenses:
Investment advisory fees	3,230,776
Directors’ fees & expenses	551,331
Professional fees	950,986
Administration fees	297,700
Custody fees	86,034
Printing and shareholder reports	145,153
Accounting fees	113,602
Transfer agent fees	25,366
Compliance service fees	41,711
Miscellaneous	410,922

Total expenses before reimbursements/waivers	5,853,581
Less expenses reimbursed by the Investment Advisor	(150,000)
Less Administration fees waived	(2,000)

Total Net expenses	5,701,581

Net investment income	2,786,759

Realized and Unrealized Gain (Loss) on Investments, Written Call Options and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	40,091,886
Foreign currency transactions	1,577,254
Written call options	(289,314)
Net change in unrealized appreciation/depreciation from:
Investments	28,345,024
Foreign currency translations	321,117
Written call options	(65,997)

Net Realized and Unrealized Gain (Loss) on Investments, Written Call Options and Foreign Currency	69,979,970

Net Increase in Net Assets from Operations	$72,766,729

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,786,759	$1,883,605
Net realized gain (loss) from:
Investment transactions	40,091,886	(10,991,829)
Foreign currency transactions	1,577,254	7,068,023
Written call options	(289,314)	1,612,491
Net change in unrealized appreciation/depreciation from:
Investments	28,345,024	(6,096,220)
Foreign currency translations	321,117	(9,082,766)
Written call options	(65,997)	65,997

Net increase (decrease) in net assets from operations	72,766,729	(15,540,699)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(6,887,686)	(7,077,616)
Net realized capital gain	(8,010,348)	(11,882,602)

Total distributions to stockholders	(14,898,034)	(18,960,218)

Capital Share Transactions:
Value of shares repurchased through stock buyback	(24,485,169)	(635,755)

Total decrease from capital share transactions	(24,485,169)	(635,755)

Total increase (decrease) in net assets	33,383,526	(35,136,672)
Net Assets:
Beginning of year	433,925,594	469,062,266

End of year (including accumulated net investment income (loss) of $(3,060,113) and $(861,860), respectively)	$467,309,120	$433,925,594

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value at the beginning of year	$13.39	$14.45	$19.34	$20.61	$17.47

Income from Investment Operations:
Net investment income[1]	0.09	0.06	0.08	0.02	0.02
Net realized and unrealized gain (loss) on investments[2]	2.31	(0.53)	(4.65)	1.98	5.14

Total from investment operations	2.40	(0.47)	(4.57)	2.00	5.16

Gain from capital share repurchases	0.12	— *	0.08	0.04	0.03
Capital charge resulting from the issuance of fund shares	—	—	(0.08)	(1.36)[3]	(0.07)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.23)	(0.22)	(0.08)	—	(0.03)
Distributions from net realized capital gains	(0.26)	(0.37)	(0.24)	(1.95)	(1.95)

Total distributions	(0.49)	(0.59)	(0.32)	(1.95)	(1.98)

Net asset value at end of year	$15.42	$13.39	$14.45	$19.34	$20.61

Market value per share at the end of year	$13.54	$11.62	$12.43	$16.50	$19.10

Total Investment Return[4]:
Based on market value per share	20.79%	(1.20)%	(22.98)%	(3.39)%	37.64%
Based on net asset value per share	19.38%	(2.07)%	(23.62)%	4.95%[5]	30.16%
Ratios to Average Net Assets:
Net expenses	1.34%	1.23%	1.10%	1.10%	1.17%
Gross expenses	1.38%[6]	1.23%	1.12%[6]	1.10%	1.17%
Net investment income	0.66%	0.47%	0.49%	0.12%	0.09%
Supplemental Data:
Net assets at end of year (000’s)	$467,309	$433,926	$469,062	$621,915	$502,815
Average net assets during the year (000’s)	$424,627	$404,535	$554,386	$599,573	$484,631
Stockholders of record[7]	621	662	695	736	794
Portfolio turnover rate	61%	123%	66%	26%	34%

*	Amount is less than $0.01 per share.
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]	Issued in connection with rights offering.
[4]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[5]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14%. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per-share capital change resulting from the issuance of Fund shares.

[6]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[7]	Unaudited.
See	Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and, as such, has elected to use the NAV, as a practical expedient, as calculated on the reporting entity’s measurement date as the fair value of the investment.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$443,080,992	$—	$7,804,991	$450,885,983
Preferred Stock	—	—	5,650,685	5,650,685
Convertible Corporate Bond	—	8,185,146	—	8,185,146
Private Equity Limited Partnerships	—	—	8,845,515	8,845,515

Total Investments in Securities	$443,080,992	$8,185,146	$22,301,191	$473,567,329

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in limited partnerships that invest in privately-held companies (“private equity partnerships”). The Fund values all of its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

Inputs and valuation techniques used by the Fund to value its Level 3 privately-held company securities may include the following: acquisition cost; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes.

The Fund values its Level 3 private equity partnerships in accordance with Accounting Standards Codification (“ASC”) 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates against the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by investment basis.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Fair Value Measurements and Disclosures” (“ASU 2010-06”). ASU 2010-06 requires disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the year ended December 31, 2010, there were no transfers between Level 1, Level 2, and Level 3. ASU 2010-06 also requires disclosure of Level 3 transaction activity on a gross basis and this requirement is effective for interim and annual periods beginning after December 15, 2010. Management has determined that this will not have any impact to the Fund’s financial statements, other than enhanced disclosures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2009	$4,183,797	$3,997,870	$7,395,960	$15,577,627
Change in Unrealized Appreciation/Depreciation*	997,865	737,486	660,733	2,396,084
Net Purchases/(Sales)	2,623,329	915,329	788,822	4,327,480

Balance as of December 31, 2010	$7,804,991	$5,650,685	$8,845,515	$22,301,191

*	All realized and unrealized gain and loss is attributable to Level 3 securities held as of December 31, 2010. These amounts are reflected as a component of Realized and Unrealized Gain (Loss) on Investments, Written Call Options and Foreign Currency on the Statement of Operations.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for federal income tax treatment of foreign currency gain/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files U.S. federal and Delaware state tax returns. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2007 through

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

December 31, 2010. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2006 through December 31, 2010. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of their contracts. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (called) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call options during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, December 31, 2009	30,000	$762,490
Written	—	—
Exercised	—	—
Expired	—	—
Closed	(30,000)	(762,490)

Outstanding, December 31, 2010	—	$—

Market Value of Liability, December 31, 2010		$—

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund engaged in limited derivative activity for the year ended December 31, 2010. As of December 31, 2010, the Fund had no investments in derivatives. There was no effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2010.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Exposure
Written Option Contracts	Net Realized gain (loss) from written call options/Net change in unrealized appreciation/depreciation from written call options	$(289,314)	$(65,997)
Purchased Option Contracts	Net Realized gain (loss) from investment transactions/Net change in unrealized appreciation/depreciation from investments	(14,318,999)	11,850,880

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (or loss) are disclosed separately.

I. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

J. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Hottinger & Cie (Zurich) $100,795 in brokerage commissions for the year ended December 31, 2010.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the year ended December 31, 2010, $14,225 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund. The Fund pays Citi an annual fee, which is accrued daily and paid monthly.

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank, N.A. serves as the Fund’s custodian and the Fund pays the custodian an annual fee, which is accrued daily and paid monthly.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $32,809 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $44,809 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $37,809. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

From time to time, fees or expenses incurred by the Fund may be voluntarily reduced or reimbursed by one or more of the Fund’s service providers. In 2010, the Advisor voluntarily reimbursed $150,000 of expenses to the Fund. In addition, the Administrator voluntarily waived $2,000 of its fee. Voluntary fee reductions and expense reimbursements are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 207,211 of the 30,308,627 shares outstanding on December 31, 2010. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Repurchased	(2,102,800)	$(24,485,169)	(54,700)	$(635,755)

Net Decrease	(2,102,800)	$(24,485,169)	(54,700)	$(635,755)

Note 5—Federal Income Tax and Investment Transactions

At December 31, 2010, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current and prior period book/tax differences.

The following adjustment was primarily a correction to a prior year temporary difference which was recorded as a permanent difference. The adjustment has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$1,902,674
Accumulated Net Realized Gain	2,621,391
Paid-In Capital	(4,524,065)

The tax character of distributions paid during 2010 and 2009 was as follows (see page 42 for details):

	2010	2009
Ordinary Income	$6,887,686	$7,078,281
Long-Term Capital Gains	8,010,348	11,881,937

Total	$14,898,034	$18,960,218

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $21,404 of capital and currency losses realized after October 31, 2010, which will be deferred and treated as arising on the first business day of the fiscal year ending December 31, 2010.

At December 31, 2010, the Fund had no capital loss carryover.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$311,230
Undistributed Long-Term Capital Gains	21,134,060
Accumulated Capital and Other Losses	(21,404)
Unrealized Appreciation	163,595,178

Total	$185,019,064

Gains from foreign currency transactions are treated as ordinary income for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2010 were $251,059,355 and $263,974,698, respectively.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2010:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	12/21/2010	1/28/2011	$0.22700
Long-Term Capital Gains	12/21/2010	1/28/2011	$0.26400

Total Distributions			$0.49100

The Regulated Investment Company Modernization Act of 2010, (the “Modernization Act”), was signed into law by President Obama on December 22, 2010. The Modernization Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”) that will generally become effective for taxable years beginning after December 22, 2010. The Modernization Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Modernization Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without creating a meaningful adverse effect upon the Fund’s expense ratio.

On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to $30 million. The Fund has extended the repurchase program into 2011 until the $30 million repurchase is complete. The Fund expected to repurchase its common stock when the discount to NAV of the trading price of its common stock on NYSE was greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. During the period from January 1, 2010 through December 31, 2010, the Fund repurchased and retired 2,102,800 shares at an average price of $11.64 per share (including brokerage commissions) and at a weighted average discount of 13.49%. These repurchases had a total cost of $24,485,169 (including brokerage commissions). The difference between the Fund’s net asset value and the price of the repurchases resulted in a $0.12 increase to the Fund’s net asset value per share.

The Fund intends to repurchase shares of its common stock in the future at such times and in such amounts as is deemed advisable.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 7—Capital Commitments

As of December 31, 2010, the Fund invested in private equity limited partnerships and preferred stocks. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity limited partnerships and preferred stocks are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of December 31, 2010
Private Equity Limited Partnerships — International (a)
Aravis Biotech II LP	$3,486,750	$1,413,529	$1,786,324
Zurmont Madison Private Equity LP	15,019,848	5,469,016	7,059,191
Preferred Stock — International
EyeSense AG, Series C (b)	3,003,976	2,403,181	600,796

*	The original capital commitment represents 3,250,000, 14,000,000 and 2,800,006 Swiss francs for Aravis Biotech II LP, Zurmont Madison Private Equity LP and EyeSense AG, respectively. The exchange rate as of December 31, 2010 was used for conversion and equals 0.9321.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

(b)	The unfunded commitment for this security represents future payments contingent upon contractual milestones achieved by EyeSense.

Note 8—Subsequent Events

Management has evaluated subsequent events through the date this report was available to be issued. Other than the events listed below, there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Pursuant to the Fund’s extended 2009-2010 stock repurchase program, the Fund has continued to repurchase shares of its common stock. During the period from January 1, 2011 through February 24, 2011, the Fund repurchased and retired 58,103 shares at an average price of $13.69 per share (including brokerage commissions) and at a weighted average discount of 10.35%. The repurchases had a total cost of $795,608 (including brokerage commissions). The difference between the Fund’s net asset value and the price of the repurchases resulted in less than a $0.005 increase to the Fund’s net asset value per share.

On January 25, 2011, the Fund announced making up to two tender offers in 2011, each for up to 5% of the Fund’s outstanding common stock, at a price per share equal to 98% of the Fund’s NAV per share as determined by the Fund on the next business day following the expiration date of the tender offer, or such later date to which the offer is extended. The Fund will conduct a tender offer if the average discount to NAV of the trading price of its common stock on the NYSE is greater than 10% during the applicable twelve-week measurement period. The first measurement period will commence on March 1, 2011, and the second measurement period will commence on September 1, 2011.

On January 28, 2011, the Fund had 559,643 shares reinvested at a price of $13.40 per share at a discount of 12.06%. The reinvested shares had a total value of $7,500,329. The difference between the Fund’s net asset value and the price of the reinvest resulted in a $0.03 decrease to the Fund’s net asset value per share.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers, underlying funds, and private companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 28, 2011

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http:// www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Distributions

The Fund designates 99.65% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Tax Information for the Year Ended December 31, 2010

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For Federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-term capital gains included $8,010,348 in connection with the distribution paid January 28, 2011 to stockholders of record on December 21, 2010.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Annual Report

For the

Year Ended

December 31, 2010

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Claus Helbig, Didier Pineau-Valencienne and Stephen K. West, Esq., each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Helbig, Pineau-Valencienne and West each are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,000 in 2009 and $50,000 in 2010.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2009 and $5,800 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $5,500 in 2009 and $5,800 in 2010. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Claus Helbig

R. Clark Hooper

Michael Kraynak, Jr.

Didier Pineau-Valencienne

Stephen K. West, Esq.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•

Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the

Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc., a private holding company affiliated with the Advisor, and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of the Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2010. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1 (467 million)	0	34 (83 million)
Rudolf Millisits	1 (467 million)	0	34 (83 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2010, Mr. Comby and Mr. Millisits owned between $50,001 - $100,000 and between $100,001 - $200,000 of shares of common stock of the Registrant, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
				$29,364,245
01/01/10 - 01/31/10	297,200	11.5273	297,200	25,943,452
02/01/10 - 02/28/10	316,700	11.0258	316,700	22,447,624
03/01/10 - 03/31/10	172,300	11.5707	172,300	20,450,482
04/01/10 - 04/30/10	100,000	11.9640	100,000	19,251,742
05/01/10 - 05/31/10	143,800	10.3586	143,800	17,751,469
06/01/10 - 06/30/10	256,600	10.4890	256,600	15,021,111
07/01/10 - 07/31/10	186,300	11.0805	186,300	12,958,115
08/01/10 - 08/31/10	103,600	11.4606	103,600	11,767,760
09/01/10 - 09/30/10	64,000	12.3236	64,000	10,977,127
10/01/10 - 10/31/10	141,900	12.8422	141,900	9,145,072
11/01/10 - 11/30/10	159,000	13.3160	159,000	7,030,966
12/01/10 - 12/31/10	161,400	13.3066	161,400	4,879,076

Total	2,102,800	11.6441	2,102,800	$4,879,076

On December 23, 2009, the Fund announced a new stock repurchase program effective for the duration of 2009 and 2010. Under the new program, the Fund is authorized to make open-market repurchases of its common stock of up to $30 million. The Fund expects to repurchase its common stock when the discount to net asset value of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant             The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits Chief Executive Officer

Date	2/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date	2/28/11

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits Chief Financial Officer

Date	2/28/11